RULE 497(e)
                                                             FILE NOS. 33-58004
                                                                   AND 811-7474

                               BOSTON 1784 FUNDS


SUPPLEMENT TO PROSPECTUS
DATED SEPTEMBER 15, 1998



Shareholders should note that we have changed our Shareholder Services Center's hours of operation. Boston 1784 Funds representatives are available to assist you MONDAY THROUGH FRIDAY FROM 8:00 A.M. TO 6:00 P.M. (EASTERN TIME). You can continue to access information about your account through our automated system 24 hours a day.

Insert the following under the heading "MORE ABOUT BOSTON 1784 FUNDS--Portfolio Managers of Boston 1784 Money Market Funds" in the Prospectus:

        Guy C. Holbrook, Fund Manager, has been co-manager of Boston 1784 Tax-Free Money Market Fund since October 1998. Mr. Holbrook, who has ten years of investment management experience, was a Research Analyst and Bond Trader at Scudder Kemper Investments from 1992 to 1998.




                       Supplement dated January 27, 1999